NOTICE OF GUARANTEED DELIVERY
       FOR TENDER OF UP TO $20,000,000 OUTSTANDING PRINCIPAL AMOUNT OF
               6 3/4% CONVERTIBLE SUBORDINATED DEBENTURES DUE 2009
      IN EXCHANGE FOR UP TO $20,000,000 OUTSTANDING PRINCIPAL AMOUNT OF
             15% CONVERTIBLE SUBORDINATED DEBENTURES DUE 2011 OF
                          STANDARD MOTOR PRODUCTS, INC.

      This notice of Guaranteed Delivery or one substantially equivalent hereto must be used to accept the Exchange Offer of Standard Motor Products, Inc., a New York corporation (the "Company"), made pursuant to the Offer to Exchange, dated March 20, 2009 (the "Offer to Exchange") if certificates for the outstanding 6 3/4% Convertible Subordinated Debentures due 2009 of the Company (the "Old Debentures") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach HSBC Bank USA, N.A. (the "Exchange Agent") on or prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. This Notice of Guaranteed Delivery may be delivered or transmitted by facsimile transmission, mail or hand delivery to the Exchange Agent as set forth below. See "The Exchange Offer--Procedures for Tendering Old Debentures" in the Offer to Exchange. In addition, in order to utilize the guaranteed delivery procedure to tender Old Debentures pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or a manually signed facsimile thereof) or an Agent's Message in lieu thereof, must also be received by the Exchange Agent on or prior to 5:00 p.m., New York City time, on the Expiration Date. Capitalized terms used herein but not defined herein have the respective meanings given to them in the Offer to Exchange.

   To:   HSBC Bank USA, N.A., Exchange Agent
         By registered or certified mail, by overnight mail, courier or by hand:

                               HSBC Bank USA, N.A.
                                Two Hanson Place
                                   14th Floor
                            Brooklyn, New York 11243
                              Attn: Corporate Trust
                 Standard Motor Products, Inc. Offer to Exchange

                            By facsimile transmission

                               HSBC Bank USA, N.A.
                        Facsimile Number: (718) 488-4488
                      Confirm by Telephone: (800) 662-9844

      DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

      THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

      Upon the terms and conditions set forth in the Offer to Exchange and the related Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount at maturity of Old Debentures set forth below pursuant to the guaranteed delivery procedures described in the Offer to Exchange under the caption "The Exchange Offer--Guaranteed Delivery Procedures."

Principal Amount at Maturity of Old Debentures Tendered:*

$_________________________________   If Old Debentures will be delivered by
  Certificate Nos. (if available):   book-entry transfer to the Depository Trust
                                     Company, provide account number.


__________________________________   DTC Account Number ________________________
Total Principal Amount at Maturity
Represented by Old Debentures        Date:______________________________________
Certificate(s):

$_________________________________


__________________________________
Name(s) of Registered Holder(s):

* Must be in denominations of principal amount at maturity of $1,000 or any integral multiple thereof.

--------------------------------------------------------------------------------
AN AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH OR INCAPACITY OF THE UNDERSIGNED, AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.
--------------------------------------------------------------------------------


                                PLEASE SIGN HERE

X _________________________________       _________________________________

X _________________________________       _________________________________
      Signature(s) of Owners(s)                         Date
      Of Authorized Signatory

Area Code and Telephone Number            _________________________________

      MUST BE SIGNED BY THE HOLDER(S) OF OLD DEBENTURES AS THEIR NAME(S) APPEAR(S) ON CERTIFICATES FOR OLD DEBENTURES OR ON A SECURITY POSITION LISTING, OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY ENDORSEMENT AND DOCUMENTS TRANSMITTED WITH THIS NOTICE OF GUARANTEED DELIVERY. IF SIGNATURE IS BY TRUSTEE, EXECUTOR, ADMINISTRATOR, GUARDIAN, ATTORNEY-IN-FACT, OFFICER OR OTHER PERSON ACTING IN A FIDUCIARY OR REPRESENTATIVE CAPACITY, SUCH PERSON MUST SET FORTH HIS OR HER FULL TITLE BELOW.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):          ____________________________________________________________

                  ____________________________________________________________

Capacity:         ____________________________________________________________

Address(es):      ____________________________________________________________

                  ____________________________________________________________

                                    GUARANTEE

      The undersigned, a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States, or an "eligible guarantor institution" (within the meaning of Rule 17Ad-15 under the Securities and Exchange Act of 1934, as amended) hereby guarantees that the certificates representing the principal amount at maturity of Old Debentures tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Old Debentures into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Offer to Exchange, together with one or more properly completed and duly executed Letter(s) of Transmittal (or a manually signed facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three business days after the Expiration Date of the Exchange Offer.

___________________________________       _________________________________
           Name of Firm                          Authorized Signature

___________________________________       _________________________________
             Address                                    Title

___________________________________       Name: ___________________________
            Zip Code                               (Please Type or Print)

Area Code and Tel. No. ____________       Dated: __________________________


NOTE: DO NOT SEND CERTIFICATES FOR OLD DEBENTURES WITH THIS NOTICE OF GUARANTEED
      DELIVERY. ACTUAL SURRENDER OF OLD DEBENTURES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS.